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                                                                     EXHIBIT 3.2

                                    FORM OF

                            METRO-GOLDWYN-MAYER INC.

                            (A DELAWARE CORPORATION)

                          AMENDED AND RESTATED BYLAWS

                               Adopted __________


                                   ARTICLE I

                                    OFFICES

          SECTION 1.01  Registered Office.  The registered office of Metro-
                        ------------------
Goldwyn-Mayer Inc. (hereinafter called the "Corporation") in the State of Delaware shall be at 9 East Loockerman Street, City of Dover 19901, County of Kent, and the name of the registered agent at that address shall be National Registered Agents, Inc.

          SECTION 1.02  Other Offices.  The Corporation may also have an office
                        --------------
or offices at such other place or places, either within or without the State of Delaware, as the Board of Directors (hereinafter called the "Board") may from time to time determine or as the business of the Corporation may require.


                                   ARTICLE II

                            MEETINGS OF STOCKHOLDERS

          SECTION 2.01  Annual Meetings.  Annual meetings of the stockholders of
                        ----------------
the Corporation for the purpose of electing directors and for the transaction of such other proper business as may come before such meetings may be held at such time, date and place as the Board shall determine by resolution.

          SECTION 2.02  Special Meetings.  A special meeting of the stockholders
                        -----------------
for the transaction of any proper business may be called at any time by the Board or by the Chairman of the Board.

          SECTION 2.03  Place of Meetings.  All meetings of the stockholders
                        ------------------
shall be held at such places, within or without the State of Delaware, as may from time to time be designated by the person or persons calling the respective meeting and specified in the respective notices or waivers of notice thereof.

          SECTION 2.04  Notice of Meetings.  Except as otherwise required by
                        -------------------
law, notice of each meeting of stockholders, whether annual or special, shall be given not less than ten
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(10) days nor more than sixty (60) days before the date of the meeting to each stockholder of record entitled to vote at such meeting by delivering a typewritten or printed notice thereof to such stockholder personally, or by depositing such notice in the United States mail, in a postage prepaid envelope, directed to such stockholder at such stockholder's post office address furnished by such stockholder to the Secretary of the Corporation for such purpose or, if such stockholder shall not have furnished to the Secretary an address for such purpose, then at such stockholder's post office address last known to the Secretary, or by transmitting a notice thereof to such stockholder at such address by telegraph, cable, wireless or facsimile. Except as otherwise expressly required by law, no publication of any notice of a meeting of the stockholders shall be required. Every notice of a meeting of the stockholders shall state the place, date and hour of the meeting, and, in the case of a special meeting, shall also state the purpose or purposes for which the meeting is called. Notice of any meeting of stockholders shall not be required to be given to any stockholder who shall have waived such notice and such notice shall be deemed waived by any stockholder to whom notice may be omitted pursuant to applicable Delaware law or who shall attend such meeting in person or by proxy, except a stockholder who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Except as otherwise expressly required by law, notice of any adjourned meeting of the stockholders need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken.

          SECTION 2.05  Quorum.  Except in the case of any meeting for the
                        -------
election of directors summarily ordered as provided by law, the holders of record of a majority in voting interest of the shares of stock of the Corporation entitled to be voted thereat, present in person or by proxy, shall constitute a quorum for the transaction of business at any meeting of the stockholders of the Corporation or any adjournment thereof. In the absence of a quorum at any meeting or any adjournment thereof, a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, such meeting, may adjourn such meeting from time to time. At any such adjourned meeting at which a quorum is present any business may be transacted which might have been transacted at the meeting as originally called.

          SECTION 2.06  Voting.
                        -------

          (a) Each stockholder shall, at each meeting of the stockholders, be entitled to vote in person or by proxy each share or fractional share of the stock of the Corporation having voting rights on the matter in question and which shall have been held by such stockholder and registered in such stockholder's name on the books of the Corporation:

              (i) on the date fixed pursuant to Section 6.05 of these Amended and Restated Bylaws as the record date for the determination of stockholders entitled to notice of and to vote at such meeting; or

              (ii) if no such record date shall have been so fixed, then (a) at the close of business on the business day next preceding the day on which notice of the meeting shall be given or (b) if notice of the meeting shall be

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          waived, at the close of business on the business day next preceding the day on which the meeting shall be held.

          (b) Shares of the Corporation's own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors in such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes. Persons holding stock of the Corporation in a fiduciary capacity shall be entitled to vote such stock. Persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the Corporation the pledgor shall have expressly empowered the pledgee to vote thereon, in which case only the pledgee, or the pledgee's proxy, may represent such stock and vote thereon. Stock having voting power standing of record in the names of two or more persons or other entities, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by entirety or otherwise, or with respect to which two or more persons have the same fiduciary relationship, shall be voted in accordance with the provisions of the General Corporation Law of the State of Delaware.

          (c) Any such voting rights may be exercised by the stockholder entitled thereto in person or by such stockholder's proxy appointed by an instrument in writing, subscribed by such stockholder or by such stockholder's attorney thereunto authorized and delivered to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three (3)
--------  -------
years from its date unless said proxy shall provide for a longer period. The attendance at any meeting of a stockholder who may theretofore have given a proxy shall not have the effect of revoking the same unless such stockholder shall in writing so notify the secretary of the meeting prior to the voting of the proxy. At any meeting of the stockholders at which a quorum is present all matters, except as otherwise provided in the Amended and Restated Certificate of Incorporation, in these Amended and Restated Bylaws or by law, shall be decided by the vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat and thereon. The vote at any meeting of the stockholders on any question need not be by ballot, unless so directed by the chairman of the meeting. On a vote by ballot each ballot shall be signed by the stockholder voting, or by such stockholder's proxy, if there be such proxy, and it shall state the number of shares voted.

          SECTION 2.07  List of Stockholders.  The Secretary of the Corporation
                        ---------------------
shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

          SECTION 2.08  Judges.  If at any meeting of the stockholders a vote by
                        -------
written ballot shall be taken on any question, the chairman of such meeting may appoint a judge or judges to act with respect to such vote. Each judge so appointed shall first subscribe an oath

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faithfully to execute the duties of a judge at such meeting with strict impartiality and according to the best of such judge's ability. Such judges shall decide upon the qualification of the voters and shall report the number of shares represented at the meeting and entitled to vote on such question, shall conduct and accept the votes, and, when the voting is completed, shall ascertain and report the number of shares voted respectively for and against the question. Reports of judges shall be in writing and subscribed and delivered by them to the Secretary of the Corporation. The judges need not be stockholders of the Corporation, and any officer of the Corporation may be a judge on any question other than a vote for or against a proposal in which he shall have a material interest.

          SECTION 2.09  Action Without Meeting.  Any action required to be taken
                        -----------------------
at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                                  ARTICLE III

                               BOARD OF DIRECTORS

          SECTION 3.01  General Powers.  The property, business and affairs of
                        ---------------
the Corporation shall be managed by the Board.

          SECTION 3.02  Number and Term of Office.  The number of directors of
                        --------------------------
the Corporation shall be at least seven (7) but not more than thirty-five (35), the precise number to be fixed from time to time by the Board. Directors need not be stockholders. Each of the directors of the Corporation shall hold office until his or her successor shall have been duly elected and shall qualify or until he or she shall resign or shall have been removed in the manner established by the Board.

          SECTION 3.03  Election of Directors.  The directors shall be elected
                        ----------------------
annually by the stockholders of the Corporation and the persons receiving the greatest number of votes, up to the number of directors to be elected, shall be the directors.

          SECTION 3.04  Resignations.  Any director of the Corporation may
                        -------------
resign at any time by giving written notice to the Board or to the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, it shall take effect immediately upon its receipt; unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          SECTION 3.05  Vacancies.  Except as otherwise provided in the Amended
                        ----------
and Restated Certificate of Incorporation or by the Board, any vacancy in the Board, whether

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because of death, resignation, disqualification, an increase in the number of directors, or any other cause, may be filled by vote of the majority of the remaining directors, although less than a quorum. Each director so chosen to fill a vacancy shall hold office until such director's successor shall have been elected and shall qualify or until such director shall resign or shall have been removed in the manner established by the Board.

          SECTION 3.06  Place of Meeting, Etc.  The Board or any committee
                        ----------------------
thereof may hold any of its meetings at such place or places within or without the State of Delaware as the Board or such committee may from time to time by resolution designate or as shall be designated by the person or persons calling the meeting or in the notice or a waiver of notice of any such meeting. Directors may participate in any regular or special meeting of the Board or any committee thereof by means of conference telephone or similar communications equipment pursuant to which all persons participating in the meeting of the Board or such committee can hear each other, and such participation shall constitute presence in person at such meeting.

          SECTION 3.07  First Meeting.  The Board shall meet as soon as
                        --------------
practicable after each annual election of directors and notice of such first meeting shall not be required.

          SECTION 3.08  Regular Meetings.  Regular meetings of the Board may be
                        -----------------
held at such times as the Board shall from time to time by resolution determine. If any day fixed for a regular meeting shall be a legal holiday at the place where the meeting is to be held, then the meeting shall be held at the same hour and place on the next succeeding business day not a legal holiday. Except as provided by law, notice of regular meetings need not be given.

          SECTION 3.09  Special Meetings.  Special meetings of the Board may be
                        -----------------
called at any time, and for any purpose permitted by law, by the Chairman of the Board, or by the Secretary on the written request of a majority of the members of the Board, which meetings shall be held at the time and place either within or without the State of Delaware designated by the person or persons calling the meeting.

          SECTION 3.10  Notice.  Except as otherwise provided by law or by these
                        -------
Amended and Restated Bylaws, notice of the time, place and purpose of any special meeting shall be given to the directors by the Secretary, or in case of his or her absence, refusal or inability to act, by any other officer. Any such notice may be given by mail, by telegraph, by telephone, by facsimile or by personal service, to each of the directors. If the notice is by mail, it shall be addressed to such director at such director's residence or usual place of business and deposited in a United States post office at least forty-eight (48) hours before the time of the meeting; if by facsimile, transmitted to such director at such place at least twelve (12) hours before the time of the meeting; if by telegraph, by deposit of the message with the telegraph company at least twelve (12) hours before the time of the meeting; and if by telephone or by personal service, given at least twelve (12) hours before the time of the meeting. Except as otherwise required by law or by these Amended and Restated Bylaws, notice of the purpose of a special meeting need not be given. Notice of any meeting of the Board shall not be required to be given to any director who is present at such meeting, except a director who shall attend such meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

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          SECTION 3.11  Quorum and Manner of Acting.  Except as otherwise
                        ----------------------------
provided in the Amended and Restated Certificate of Incorporation, these Amended and Restated Bylaws or by law, the presence of a majority of the authorized number of directors shall be required to constitute a quorum for the transaction of business at any meeting of the Board, and all matters shall be decided at any such meeting, a quorum being present, by the affirmative votes of a majority of the directors present. In the absence of a quorum, a majority of directors present at any meeting may adjourn the same from time to time until a quorum shall be present. Notice of any adjourned meeting need not be given. The directors shall act only as a Board, and the individual directors shall have no power as such.

          SECTION 3.12  Action by Consent.  Any action required or permitted to
                        ------------------
be taken at any meeting of the Board or of any committee thereof may be taken without a meeting if a written consent thereto is signed by all members of the Board or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board or committee.

          SECTION 3.13  Removal of Directors.  Subject to the provisions of the
                        ---------------------
Amended and Restated Certificate of Incorporation, any director may be removed at any time, either with or without cause, by the affirmative vote of the stockholders having a majority of the voting power of the Corporation given at a special meeting of the stockholders called for the purpose.

          SECTION 3.14  Compensation.  The directors shall receive only such
                        -------------
compensation for their services as directors as may be allowed by resolution of the Board. The Board may also provide that the Corporation shall reimburse each such director for any expense incurred by such director on account of such director's attendance at any meetings of the Board or committees of the Board. Neither the payment of such compensation nor the reimbursement of such expenses shall be construed to preclude any director from serving the Corporation or its subsidiaries in any other capacity and receiving compensation therefor.

          SECTION 3.15  Committees.  The Board may, by resolution passed by a
                        -----------
majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Any such committee, to the extent provided in the resolution of the Board and except as otherwise limited by law, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Any such committee shall keep written minutes of its meetings and report the same to the Board at the next regular meeting of the Board. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member.

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                                   ARTICLE IV

                                    OFFICERS

          SECTION 4.01  Number.  The officers of the Corporation shall include a
                        -------
Chairman of the Board, a Chief Executive Officer, a Vice Chairman, one or more Vice Presidents (the number thereof and their respective titles to be determined by the Board), a Secretary, a Chief Financial Officer and such other officers as may be determined by the Board.

          SECTION 4.02  Election, Term of Office and Qualifications.  The
                        --------------------------------------------
officers of the Corporation, except such officers as may be appointed in accordance with Section 4.03, shall be elected annually by the Board at the first meeting thereof held after the election thereof. Each officer shall hold office until such officer's successor shall have been duly chosen and shall qualify or until such officer's resignation or removal in the manner hereinafter provided.

          SECTION 4.03  Assistants, Agents and Employees, Etc.  In addition to
                        --------------------------------------
the officers specified in Section 4.01, the Board may appoint other assistants, agents and employees as it may deem necessary or advisable, including one or more Assistant Secretaries, each of whom shall hold office for such period, have such authority, and perform such duties as the Board may from time to time determine. The Board may delegate to any officer of the Corporation or any committee of the Board the power to appoint, remove and prescribe the duties of any such assistants, agents or employees.

          SECTION 4.04  Removal.  Any officer, assistant, agent or employee of
                        --------
the Corporation may be removed, with or without cause, at any time: (i) in the case of an officer, assistant, agent or employee appointed by the Board, only by resolution of the Board; and (ii) in the case of an officer, assistant, agent or employee not appointed by the Board, by any officer of the Corporation or committee of the Board upon whom or which such power of removal may be conferred by the Board.

          SECTION 4.05  Resignations.  Any officer or assistant may resign at
                        -------------
any time by giving written notice of such officer's or assistant's resignation to the Board or the Secretary of the Corporation. Any such resignation shall take effect at the time specified therein, or, if the time be not specified, upon receipt thereof by the Board or the Secretary, as the case may be; unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          SECTION 4.06  Vacancies.  A vacancy in any office because of death,
                        ----------
resignation, removal, disqualification, or other cause, may be filled for the unexpired portion of the term thereof in the manner prescribed in these Amended and Restated Bylaws for regular appointments or elections to such office.

          SECTION 4.07  Chairman of the Board.  The Chairman of the Board shall
                        ---------------------
be the Chief Executive Officer of the Corporation and shall, subject to the control of the Board, have general supervision, direction and control of the business and affairs of the Corporation. The Chairman of the Board shall preside at all meetings of stockholders and at all meetings of the

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Board. The Chairman of the Board shall have the general powers and duties of management usually vested in the chief executive officer of a corporation, and shall have such other powers and duties as may be prescribed by the Board or these Amended and Restated Bylaws.

          SECTION 4.08  Vice Chairman.  The Vice Chairman shall have such powers
                        --------------
and perform such duties as the Board may from time to time prescribe. At the request of the Board, the Vice Chairman shall perform the duties of the Chairman of the Board and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board.

          SECTION 4.09  The Vice Presidents.  Each Vice President shall have
                        --------------------
such powers and perform such duties as the Board may from time to time prescribe. At the request of the Chairman of the Board or in case of the Chairman of the Board's or Vice Chairman's absence or inability to act upon the request of the Board, a Vice President shall perform the duties of the Chairman of the Board and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Chairman of the Board.

          SECTION 4.10  The Secretary.  The Secretary shall, if present, record
                        --------------
the proceedings of all meetings of the Board, of the stockholders, and of all committees of which a secretary shall not have been appointed in one or more books provided for that purpose; the Secretary shall see that all notices are duly given in accordance with these Amended and Restated Bylaws and as required by law; the Secretary shall be custodian of the seal of the Corporation and shall affix and attest the seal to all documents to be executed on behalf of the Corporation under its seal; and, in general, the Secretary shall perform all the duties incident to the office of the Secretary and such other duties as may from time to time be assigned to the Secretary by the Board.

          SECTION 4.11  The Chief Financial Officer.  The Chief Financial
                        ---------------------------
Officer shall have the general care and custody of the funds and securities of the Corporation, and shall deposit all such funds in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the Board. The Chief Financial Officer shall receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever. The Chief Financial Officer shall exercise general supervision over expenditures and disbursements made by officers, agents and employees of the Corporation and the preparation of such records and reports in connection therewith as may be necessary or desirable. The Chief Financial Officer shall, in general, perform all other duties incident to the office of Chief Financial Officer and such other duties as from time to time may be assigned to the Chief Financial Officer by the Board.

          SECTION 4.12  Compensation.  The compensation of the officers of the
                        -------------
Corporation shall be fixed from time to time by the Board. None of such officers shall be prevented from receiving such compensation by reason of the fact that such officer is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation, in any other capacity and receiving such compensation by reason of the fact that such officer is also a director of the Corporation. Nothing contained herein shall preclude any officer from serving the Corporation, or any subsidiary corporation, in any other capacity and receiving proper compensation therefor.

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                                   ARTICLE V

                 CONTRACTS, CHECKS, DRAFTS, BANK ACCOUNTS, ETC.

          SECTION 5.01  Execution of Contracts.  The Board, except as otherwise
                        -----------------------
provided in these Amended and Restated Bylaws, may authorize any officer or officers or agent or agents to enter into any contract or execute any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances; unless so authorized by the Board or by these Amended and Restated Bylaws, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or in any amount.

          SECTION 5.02  Checks, Drafts, Etc.  All checks, drafts or other orders
                        --------------------
for payment of money, notes or other evidence of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as, from time to time, shall be determined by resolution of the Board. Each such officer, assistant, agent or attorney shall give such bond, if any, as the Board may require.

          SECTION 5.03  Deposits.  All funds of the Corporation not otherwise
                        ---------
employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select, or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. For the purpose of deposit and for the purpose of collection for the account of the Corporation, the Chairman of the Board, the Vice Chairman, any Vice President or the Chief Financial Officer (or any other officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation who shall from time to time be determined by the Board) may endorse, assign and deliver checks, drafts and other orders for the payment of money which are payable to the order of the Corporation.

          SECTION 5.04  General and Special Bank Accounts.  The Board may from
                        ----------------------------------
time to time authorize the opening and keeping of general and special bank accounts with such banks, trust companies or other depositories as the Board may select or as may be selected by any officer or officers, assistant or assistants, agent or agents, or attorney or attorneys of the Corporation to whom such power shall have been delegated by the Board. The Board may make such special rules and regulations with respect to such bank accounts, not inconsistent with the provisions of these Amended and Restated Bylaws, as it may deem expedient.

                                   ARTICLE VI

                           SHARES AND THEIR TRANSFER

          SECTION 6.01  Certificates for Stock.  Every owner of stock of the
                        -----------------------
Corporation shall be entitled to have a certificate or certificates, to be in such form as the Board shall prescribe, certifying the number and class or series of shares of the stock of the Corporation

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

owned by such owner. The certificates representing shares of such stock shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman of the Board, the Vice Chairman or a Vice President, and by the Secretary or an Assistant Secretary or by the Chief Financial Officer. Any of or all of the signatures on the certificates may be a facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature has been placed upon, any such certificate, shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may nevertheless be issued by the Corporation with the same effect as though the person who signed such certificate, or whose facsimile signature shall have been placed thereupon, were such officer, transfer agent or registrar at the date of issue. A record shall be kept of the respective names of the persons, firms or corporations owning the stock represented by such certificates, the number and class or series of shares represented by such certificates, respectively, and the respective dates thereof, and in case of cancellation, the respective dates of cancellation. Every certificate surrendered to the Corporation for exchange or transfer shall be canceled, and no new certificate or certificates shall be issued in exchange for any existing certificate until such existing certificate shall have been so canceled, except in cases provided for in Section 6.04 hereof.

          SECTION 6.02  Transfers of Stock.  Transfers of shares of stock of the
                        -------------------
Corporation shall be made only on the books of the Corporation by the registered holder thereof, or by such holder's attorney thereunto authorized by power of attorney duly executed and filed with the Secretary, or with a transfer clerk or a transfer agent appointed as provided in Section 6.03 hereof, and upon surrender of the certificate or certificates for such shares properly endorsed and the payment of all taxes thereon. The person in whose name shares of stock stand on the books of the Corporation shall be deemed the owner thereof for all purposes as regards the Corporation. Whenever any transfer of shares shall be made for collateral security, and not absolutely, such fact shall be so expressed in the entry of transfer if, when the certificate or certificates shall be presented to the Corporation for transfer, both the transferor and the transferee request the Corporation to do so.

          SECTION 6.03  Regulations.  The Board may make such rules and
                        ------------
regulations as it may deem expedient, not inconsistent with these Amended and Restated Bylaws, concerning the issue, transfer and registration of certificates for shares of the stock of the Corporation. It may appoint, or authorize any officer or officers to appoint, one or more transfer clerks or one or more transfer agents and one or more registrars, and may require all certificates for stock to bear the signature or signatures of any of them.

          SECTION 6.04  Lost, Stolen, Destroyed, and Mutilated Certificates.  In
                        ----------------------------------------------------
any case of loss, theft, destruction, or mutilation of any certificate of stock, another may be issued in its place upon proof of such loss, theft, destruction, or mutilation and upon the giving of a bond of indemnity to the Corporation in such form and in such sum as the Board may direct; provided, however, that a new
                                                   --------  -------
certificate may be issued without requiring any bond when, in the judgment of the Board, it is proper so to do.

          SECTION 6.05  Fixing Date for Determination of Stockholders of Record.
                        -------------------------------------------------------
In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any other change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix, in advance, a record date, which shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting, nor more than sixty (60) days prior to any other action. If in any case involving the determination of stockholders for any purpose other than notice of or voting at a meeting of stockholders or expressing consent to corporate action without a meeting the Board shall not fix such a record date, the record date for determining stockholders for such purpose shall be the close of business on the day on which the Board shall adopt the resolution relating thereto. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of such meeting; provided, however, that the Board
                                          --------  -------
may fix a new record date for the adjourned meeting.

                                  ARTICLE VII

                                INDEMNIFICATION

          SECTION 7.01  Action, Etc., Other Than by or in the Right of the
                        --------------------------------------------------
Corporation.  The Corporation shall indemnify, in the manner and to the fullest
------------
extent permitted by the General Corporation Law of the State of Delaware (the "Delaware Law") (but in the case of any amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative or otherwise (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The Corporation may indemnify, in the manner and to the fullest extent permitted by the Delaware Law (but in the case of any amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, investigative or otherwise (other than by or in the right of the Corporation), by reason of the fact that such person is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that such person's conduct was unlawful. To the fullest extent permitted by the Delaware Law, expenses (including attorneys' fees), judgments or fines incurred by and amounts paid in settlement by any such director, officer, employee or agent in defending any such action, suit or proceeding, may be advanced by the Corporation prior to the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director, officer, employee or agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified as authorized by the Delaware Law and this Article VII.

          SECTION 7.02  Actions, Etc., by or in the Right of the Corporation.
                        ----------------------------------------------------
The Corporation shall indemnify, in the manner and to the fullest extent permitted by the Delaware Law (but in the case of any amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees ) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of the Corporation. The Corporation may indemnify, in the manner and to the fullest extent permitted by the Delaware Law (but in the case of any amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than permitted prior thereto), any person (or the estate of any person) who is or was a party to, or is threatened to be made a party to, any threatened, pending or completed action, suit or proceeding, by or in the right of the Corporation to procure a judgment in its favor, by reason of the fact that such person is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys' fees ) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interest of the Corporation. Notwithstanding the foregoing, no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper. To the fullest extent permitted by the Delaware Law, expenses (including attorneys' fees), judgments or fines incurred by and amounts paid in settlement by any such director, officer, employee or agent in defending any such action, suit or proceeding, may be advanced by the Corporation prior to the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director, officer, employee or agent to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified as authorized by the Delaware Law and this Article VII.

          SECTION 7.03  Determination of Right of Indemnification.  Any
                        ------------------------------------------
indemnification under Section 7.01 or Section 7.02 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer or the employee or agent (if indemnification is authorized by the Board), is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 7.01 or Section 7.02. Such determination shall be made (i) by the Board by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders.

          SECTION 7.04  Indemnification Against Expenses of Successful Party.
                        -----------------------------------------------------
Notwithstanding the other provisions of this Article, to the extent that a director or officer, or an employee or agent (if indemnification is authorized by the Board) of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 7.01 or
Section 7.02, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith.

          SECTION 7.05  Other Rights and Remedies.  The indemnification provided
                        --------------------------
by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the Amended and Restated Bylaws, any agreement, any vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

          SECTION 7.06  Insurance.  Upon resolution passed by the Board, the
                        ----------
Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this Article.

          SECTION 7.07  Constituent Corporations.  For the purposes of this
                        -------------------------
Article, references to "the Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as such person would if such person had served the resulting or surviving corporation in the same capacity.

          SECTION 7.08  Other Enterprises, Fines, and Serving at Corporation's
                        ------------------------------------------------------
Request.  For purposes of this Article, references to "other enterprise" shall
--------
include employee benefit plans; references to "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director or officer, or any employee or agent of the Corporation (if indemnification is authorized by the Board) which imposes duties on, or involves services by, such director or officer, or employee or agent (if indemnification is authorized by the Board) with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

                                  ARTICLE VIII

                                 MISCELLANEOUS

          SECTION 8.01  Seal.  The Board shall provide a corporate seal, which
                        -----
shall be in the form of a circle and shall bear the name of the Corporation and words and figures showing that the Corporation was incorporated in the State of Delaware and the year of incorporation.

          SECTION 8.02  Waiver of Notices.  Whenever notice is required to be
                        ------------------
given by these Amended and Restated Bylaws or the Amended and Restated Certificate of Incorporation or by law, the person entitled to said notice may waive such notice in writing, either before or after the time stated therein, and such waiver shall be deemed equivalent to notice.

          SECTION 8.03  Amendments.  These Amended and Restated Bylaws, or any
                        -----------
of them, may be altered, amended or repealed, and new Amended and Restated Bylaws may be made, (i) by the Board, by vote of a majority of the number of directors then in office as directors, acting at any meeting of the Board, or
(ii) by the stockholders, at any annual meeting of stockholders, without previous notice, or at any special meeting of stockholders; provided that notice
                                                            -------- ----
of such proposed amendment, modification, repeal or adoption is given in the notice of special meeting. Any of the Amended and Restated Bylaws made or altered by the stockholders may be altered or repealed by either the Board or the stockholders.

                             CERTIFICATE OF OFFICER



          The undersigned, being the duly elected Executive Vice President and Secretary of Metro-Goldwyn-Mayer Inc., a Delaware corporation, hereby certifies that the Amended and Restated Bylaws to which this Certificate is attached were duly adopted by the Board of Directors of said Corporation as of the ____ day of ___________, l997.



                                                    --------------------------
                                                    Name:  William Allen Jones